MARSHALL FUNDS, INC.

SUPPLEMENT TO COMBINED PROSPECTUS DATED DECEMBER 31, 1996

         The following information is a supplement to your combined prospectus dated December 31, 1996. We're providing it to advise you of a change in the management of the MID-CAP VALUE FUND.

         Effective June 18, 1997, the MID-CAP VALUE FUND will be co-managed by Matthew B. Fahey and John C. Potter. In connection with this change in management, please replace the second paragraph of the sub-section entitled "PORTFOLIO
         MANAGEMENT TEAM" on page 19 of the prospectus with the following:

        "The MID-CAP VALUE FUND is  co-managed by Matthew B. Fahey and
         John C. Potter. Mr. Fahey has been a Vice President of M&I Investment Management Corp. since 1988. He earned a B.A. degree in Business Administration from the University of Wisconsin-Milwaukee and holds an M.B.A. degree from Marquette University. Mr. Potter is an Investment Officer of M&I Investment Management Corp. Since
         1994,  Mr.  Potter has been Senior  Securities  Analyst for the
         EQUITY INCOME FUND. He joined M&I Corp. in 1991 as a Corporate Auditor/Consultant. Mr. Potter is a Chartered Financial Analyst and holds a B.B.A. degree in Investment, Banking and Finance from the University of Wisconsin-Madison."

                                                             June 18, 1997

        G01010-13 (6/97)